UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
(Date of earliest event reported): August 25, 2005
FIRST VIRTUAL COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation
or organization)
303 Twin Dolphin Drive, Sixth Floor
Redwood City, California 94065
(Address of principal executive offices) (Zip code)
(650) 632-4581
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2

Item 8.01 Other Events.
     On August 25, 2005, First Virtual Communications, Inc., its wholly-owned subsidiary, CUseeMe Networks, Inc. (collectively the “Debtors” or the “Company”), and the Official Committee of Unsecured Creditors (the “Committee”) jointly filed a plan of reorganization (the “Plan”) and a related disclosure statement with the United Stated Bankruptcy Court for the Northern District of California, San Francisco Division (the “Bankruptcy Court”). Copies of the Plan and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively. A hearing has been set for September 26, 2005, at 9:30 a.m., when the Bankruptcy Court will consider the Debtors and Committee’s request for approval of the Disclosure Statement. The deadline for filing with the Bankruptcy Court any objection to approval of the Disclosure Statement is September 19, 2005.
     Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Debtors will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval and is confirmed by the Court.
Cautionary Statement Regarding Forward-Looking Statements
     Some of the statements included in the Plan and the Disclosure Statement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties, and that reflect the Company’s current views with respect to current events and financial performance or information provided by the plan sponsor. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to access working capital, including, but not limited to, the use of cash collateral; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more transactions under a plan or plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining the Bankruptcy Court’s approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to continue as a going concern; the Company’s ability to obtain Bankruptcy Court approval of the substantive consolidation of the Debtors’ estates; the ability of the Company to obtain and maintain normal terms and relationships with vendors, service providers and employees; the Company’s ability to maintain contracts that are critical to its operations; any adverse impact on us from the special investigation and restatement of previously announced financial results; any adverse impact arising from the delay in filing required periodic reports; and other risk factors set forth in the Company Annual Report on Form 10-K for the year ended December 31, 2003 and in the Company’s other public filings with the SEC; the ability of the Company to successfully merge with US Dry Cleaning and to continue as a going concern after a merger; the projected financial information provided by the plan sponsor has not been the subject of an audit; the Company’s post-merger ability to identify suitable acquisition candidates, complete any such acquisitions, integrate acquired operations into existing operations or expand into new markets; the post-merger costs of integrating acquisitions with the Company’s operations may adversely affect its operating results, particularly in the quarters immediately following one or more acquisition(s); once integrated, an acquired operation may not achieve anticipated levels of revenue or profitability or otherwise perform as expected; the post-merger Company’s ability to finance future acquisitions and new store openings with cash from operations, the issuance of stock, borrowings, and the net proceeds from the sale of debt and/or equity securities; the post-merger Company’s ability to pursue its growth strategy if it does not have sufficient cash from operations, adequate credit facilities or the ability to raise cash through the sale of debt and/or equity securities.
     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various prepetition liabilities, common stock, preferred stock, and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company’s common stock and preferred stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Disclosure Statement, holders of the Company’s preferred and common stock, and other equity interests (such as options and warrants) should assume that they could receive little or no value as part of a plan of reorganization. In addition, under certain conditions specified under the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors

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or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock and the value of the preferred stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the Company’s common stock, preferred stock, or any claims relating to prepetition liabilities and/or other interests in the Company such as warrants convertible into equity interests.
     We assume no obligation to update any forward-looking statements contained herein. The Company’s expectations and the events, conditions, and circumstances on which these forward-looking statements are based may change.

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Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit
Number	Description
Exhibit 2.1	Chapter 11 Plan Of Reorganization Proposed By Debtors And Official Committee Of Unsecured Creditors (Dated August 24, 2005)

Exhibit 2.2	Disclosure Statement Describing Joint Chapter 11 Plan Of Reorganization Proposed By Debtors And Official Committee Of Unsecured Creditors (Dated August 24, 2005)

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2005	FIRST VIRTUAL COMMUNICATIONS, INC.

	By:	/s/ Jonathan G. Morgan

Jonathan G. Morgan
Chief Executive Officer, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 2.1	Chapter 11 Plan Of Reorganization Proposed By Debtors And Official Committee Of Unsecured Creditors (Dated August 24, 2005)

Exhibit 2.2	Chapter 11 Plan Of Reorganization Proposed By Debtors And Official Committee Of Unsecured Creditors (Dated August 24, 2005)